                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 29, 2002 relating to the financial statements and financial statement schedule of DDi Corp., which appears in DDi Corp.'s Annual Report on Form 10-K for the year ended December 31, 2001.

/s/ PRICEWATERHOUSECOOPERS LLP


Orange County, California
April 15, 2002